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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                January 30, 1997


                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                  0-25456                    13-3795510
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)               Identification
incorporation)                                                    Number)


       Cedar House, 41 Cedar Avenue, Hamilton, Bermuda          HM 12
           (Address of principal executive offices)           (Zip Code)


              Registrant's telephone number, including area code:
                                (441) 295-2244










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Item 5.  Other Events.

                  The press releases of the registrant dated January 30, 1997 and January 31, 1997, copies of which are attached hereto as Exhibit
99.1 and Exhibit 99.2, respectively, are hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                   (c)     Exhibits.

Exhibit 99.1 Press Release of Globalstar Telecommunications Limited dated January 30, 1997

Exhibit 99.2 Press Release of Globalstar Telecommunications Limited dated January 31, 1997



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GLOBALSTAR TELECOMMUNICATIONS
                                             LIMITED
                                              (Registrant)


Date: February 3, 1997                      By: /s/ Eric J. Zahler
                                                Eric J. Zahler
                                                Vice President and Secretary



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                                  EXHIBIT INDEX


Exhibit               Description

Exhibit 99.1 Press Release of Globalstar Telecommunications Limited dated January 30, 1997


Exhibit 99.2 Press Release of Globalstar Telecommunications Limited dated January 31, 1997